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               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED NOVEMBER 9, 1998
                                       TO
                          PROSPECTUS DATED MAY 1, 1998

    This supplements the information contained in the prospectus ("Prospectus") for Flexible Premium Variable Life Insurance Policies, dated May 1, 1998. You should keep this Supplement to the Prospectus for future reference.

     1. Six new investment divisions that correspond to six new portfolios of the Fund have been added. These divisions are the T. Rowe Price Large Cap Growth Division, the Neuberger&Berman Partners Mid Cap Value Division, the Harris Oakmark Large Cap Value Division, the Morgan Stanley EAFE Index Division, the Lehman Brothers Aggregate Bond Index Division, and the Russell 2000 Index Division. The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of these new portfolios. These investment divisions and corresponding portfolios may not be available in all states. Consult a sales representative registered with Metropolitan Life Insurance Company for additional information. A brief summary of the investment objectives of these new portfolios is set forth below:

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO. This portfolio seeks long-term growth of capital and, secondarily, dividend income. The portfolio will normally invest at least 65% of its total assets in a diversified group of large capitalization growth companies.

NEUBERGER&BERMAN PARTNERS MID CAP VALUE PORTFOLIO. This portfolio seeks capital growth. The portfolio will normally invest at least 65% of its total assets in common stocks of mid capitalization companies.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO. This portfolio seeks long-term capital appreciation. This portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies.

MORGAN STANLEY EAFE-REGISTERED TRADEMARK- INDEX PORTFOLIO. This portfolio seeks to equal the return of the Morgan Stanley Capital International Europe Australasia Far East ("MSCI EAFE-Registered Trademark-") Index. The portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE-Registered Trademark- Index.

LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO. This portfolio seeks to equal the performance of the Lehman Brothers Aggregate Bond Index. The portfolio will normally invest most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.

RUSSELL 2000 INDEX PORTFOLIO. This portfolio seeks to equal the return of the Russell 2000 Index. The portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index.

    Metropolitan Life Insurance Company ("MetLife") is the investment manager of each of the new portfolios of the Fund. Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. MetLife indirectly owns the general partner of Nvest Companies, L.P., Harris' parent company. T. Rowe Price Associates, Inc. is the sub-investment manager of the T. Rowe Price Large Cap Growth Portfolio. Neuberger&Berman Management Incorporated is the sub-investment manager for the Neuberger&Berman Partners Mid Cap Value Portfolio. Sub-investment manager fees are paid by MetLife.

    For providing investment management services to the Fund, MetLife receives a fee from the Fund as set forth in detail in the Fund prospectus. The marginal fee rate for the T. Rowe Price Large Cap Growth, the Harris Oakmark Large Cap Value, and the Neuberger&Berman Partners Mid Cap Value Portfolios will decrease when the dollar amount in each portfolio reaches certain threshold amounts. The maximum investment management fees for the six new portfolios are equivalent to an annual rate of: (1) .70% for the T. Rowe Price Large Cap Growth Portfolio;
(2) .75% for the Harris Oakmark Large Cap Value Portfolio;
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(3) .70% for the Neuberger&Berman Partners Mid Cap Value Portfolio; (4) .25% for
the Lehman Brothers Aggregate Bond Index Portfolio; (5) .30% for the Morgan Stanley EAFE-Registered Trademark- Index Portfolio; and (6) .25% for the Russell 2000 Index Portfolio. For more complete information about management fees, consult the attached Fund prospectus.

     2. The addition of the new portfolios affects the total cash values and total death benefits shown under "Illustrations of Death Benefit and Cash Values and Accumulated Premiums" in the Prospectus since, using a simple average of the 17 available portfolios of the Fund, assuming the maximum management fees, the daily charge to the Fund for investment management services is decreased to the equivalent of a maximum annual rate of .53% of the average daily value of the aggregate net assets of the Fund. The result is that the cash values will be higher for death benefit options A, B and C. In addition, if the minimum death benefit applies, the death benefit will be higher for the death benefit option A and death benefit option C. Also, in all cases, the death benefit will be higher for death benefit option B. Upon request, MetLife will provide a free, personalized hypothetical illustration that reflects this change in the investment management fee average.

     3. Effective on or about November 9, 1998, and subject to Shareholder approval on January 7, 1999, Santander Global Advisors, Inc. ("Santander") has replaced State Street Research & Management Company, Inc. as the sub-investment manager of the Santander International Stock Portfolio (formerly the State Street Research International Stock Portfolio) of the Metropolitan Series Fund, Inc. GFM International Investors, Inc. no longer serves as sub-sub investment manager of the Portfolio. To reflect these developments the following changes have been made:

        a. All references to the State Street Research International Stock Portfolio and its corresponding investment division are replaced with references to the Santander International Stock Portfolio and its corresponding investment division.

        b. All references to State Street Research & Management Company, Inc. and to GFM International Investors, Inc. providing sub or sub-sub investment management services to the Santander International Stock Portfolio are replaced with references to Santander Global Advisors, Inc. providing sub-investment management services to the Portfolio.

     4. Item (3) in the fourth paragraph on page 26 is replaced with the following:

        (3) an administrative charge of 1.05% of premiums paid up to one target premium and .05% of premiums paid in excess of one target premium in all Policy years;

     5. The sixth paragraph on page 26 is replaced with the following:

        Taking account of the investment management fees and other Fund expenses, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -.71%, 5.25% and 11.21%, respectively.

     6. Over the lifetime of a Policy, Policy owners may be restricted to allocating net premiums and cash value to a maximum of 17 investment divisions of the Separate Account (including the State Street Research Money Market Division) plus allocations to the Fixed Account, if any. Once the limit is reached, an owner may re-allocate cash value and net premiums among the 17 selected investment divisions, but may not allocate net premiums or cash value to any additional investment divisions.

                      Metropolitan Life Insurance Company
                               One Madison Avenue
                               New York, NY 10010
                                 (732) 602-6400